UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2004

LA JOLLA PHARMACEUTICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive
San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 452-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On October 14, 2004, La Jolla Pharmaceutical Company announced that the Company had receieved a letter from the United States Food and Drug Adminisration (the “FDA”) indicating that the Company’s lupus drug candidate, Riquent® (abetimus sodium), is approvable, but that an additional radomized, double-blind study demonstrating the clinical benefit of Riquent would need to be completed prior to approval. The Company’s press release is attached hereto as Exhibit 99.1 and the FDA’s letter is attached hereto as Exhibit 99.2, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated October 14, 2004
99.2	Letter from the United States Food and Drug Administration

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2004	LA JOLLA PHARMACEUTICAL COMPANY
	By:	/s/ Steven B. Engle
Steven B. Engle
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 14, 2004
99.2	Letter from the United States Food and Drug Administration